PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
PROPERTY, PLANT AND EQUIPMENT, NET
Summary of Property, plant and equipment

	As of December 31,
	2018	2019
Buildings	907	896
Furniture, fixture and equipment	10,639	13,684
Leasehold improvement	61,735	73,163
Motor vehicles	1,154	1,040
Total	74,435	88,783
Less: Accumulated depreciation	(28,539)	(38,641)
	45,896	50,142